VOYA PARTNERS, INC.

VY® T. Rowe Price Growth Equity Portfolio

(the “Portfolio”)

Supplement dated May 29, 2025

to the Portfolio’s Adviser Class, Initial Class, Service Class, and Service 2 Class Shares’

Prospectus and Summary Prospectus, each dated May 1, 2025

(each, a “Prospectus”, and together, the “Prospectuses”)

The date that Joseph B. Fath will no longer serve as a portfolio manager for the Portfolio has been revised from September 30, 2025 to August 1, 2025.

Effective immediately, the Prospectuses are revised as follows:

1.The sub-section of the Prospectuses entitled “Portfolio Management – Portfolio Managers” in the Portfolio’s Summary Section is deleted in its entirety and replaced with the following:

Portfolio Managers
Joseph B. Fath	James Stillwagon
Portfolio Manager (since 01/14)	Portfolio Manager (since 01/25)
Effective August 1, 2025
James Stillwagon
Portfolio Manager (since 01/25)

2.The line item with respect to Joseph B. Fath in the table in the sub-section of the Prospectus entitled “Management of the Portfolios – Portfolio Management” is revised as follows:

Portfolio	Investment Adviser or	Portfolio	Professional Experience
Manager	Sub-Adviser
Joseph B. Fath	T. Rowe Price	VY® T. Rowe Price	Mr. Fath, Vice President,
		Growth Equity Portfolio	joined T. Rowe Price in 2002.
He is the portfolio manager
and chairman of the T. Rowe
Price Growth Stock Fund. Mr.
Fath will no longer serve as a
Portfolio Manager for the
Portfolio effective on or about
August 1, 2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE